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    AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON JANUARY 30, 1997
                                                    REGISTRATION NO. 333-20517

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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                           __________________________

                                 POST-EFFECTIVE
                                 AMENDMENT NO. 1
                                       TO
                                     FORM S-2

                             REGISTRATION STATEMENT
                                      UNDER
                           THE SECURITIES ACT OF 1933
                           __________________________

                               PREMIER PARKS INC.
             (Exact name of Registrant as specified in its charter)

                           __________________________

               DELAWARE                                73-6137714

(State or other jurisdiction of
incorporation or organization)            (I.R.S. Employer Identification No.)

                           __________________________


                                                      KIERAN E. BURKE
11501 NORTHEAST EXPRESSWAY                      11501 NORTHEAST EXPRESSWAY
OKLAHOMA CITY, OKLAHOMA  73131                OKLAHOMA CITY, OKLAHOMA  73131
TEL:  (405) 475-2500                                TEL:  (405) 475-2500

(Address, including zip code,                (Name, address, including zip
and telephone number, including              code, and telephone number,
area code, of Registrant's                   including area code,
principal executive offices)                 of agent for service)

                           __________________________

                                   COPIES TO:
JAMES M. COUGHLIN, ESQ.                      THOMAS R. BROME, ESQ.
BAER MARKS & UPHAM LLP                       CRAVATH, SWAINE & MOORE
805 THIRD AVENUE                             WORLDWIDE PLAZA
NEW YORK, NEW YORK 10022                     825 EIGHTH AVENUE
TEL: (212) 702-5819                          NEW YORK, NEW YORK  10019
                                             TEL:  (212) 474-1000

                           __________________________

  APPROXIMATE DATE OF COMMENCEMENT OF PROPOSED SALE TO THE PUBLIC: As soon as practicable after this Registration Statement becomes effective.

     If any of the securities being registered on this Form are to be offered on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, please check the following box.

     If the registrant elects to deliver its latest annual report to securityholders, or a complete and legible facsimile thereof, pursuant to
Item 11(a)(1) of this form, check the following box.

     If this Form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act, please check the following box and list the Securities Act registration statement number of the earlier
effective registration statement for the same offering.      333-16573
                                                             -----------

     If this Form is a post-effective amendment filed pursuant to Rule 462(c) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering.

     If delivery of the prospectus is expected to be made pursuant to Rule 434, please check the following box.

                           __________________________


    THE CONTENTS OF THE REGISTRATION STATEMENT, AS AMENDED, REGISTRATION NO. 333-16573, ON FORM S-2 ARE INCORPORATED BY REFERENCE INTO, AND SHALL BE PART OF, THIS REGISTRATION STATEMENT.

    THE REGISTRANT HEREBY AMENDS THIS REGISTRATION STATEMENT ON SUCH DATE OR DATES AS MAY BE NECESSARY TO DELAY ITS EFFECTIVE DATE UNTIL THE REGISTRANT SHALL FILE A FURTHER AMENDMENT WHICH SPECIFICALLY STATES THAT THIS REGISTRATION STATEMENT SHALL THEREAFTER BECOME EFFECTIVE IN ACCORDANCE WITH SECTION 8(A) OF THE SECURITIES ACT OF 1933 OR UNTIL THE REGISTRATION STATEMENT SHALL BECOME EFFECTIVE ON SUCH DATE AS THE COMMISSION, ACTING PURSUANT TO SAID SECTION 8(A), MAY DETERMINE.

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                  INCORPORATION OF CERTAIN INFORMATION BY REFERENCE


    The information in the Registration Statement on Form S-2, as amended, filed by Premier Parks Inc. (the "Company") with the Securities and Exchange Commission (the "Commission") (Registration No. 333-16573) pursuant to the Securities Act of 1933 is incorporated by reference into this Registration Statement.

                                          2

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                                       PART II

                        INFORMATION NOT REQUIRED IN PROSPECTUS


ITEM 16.   EXHIBITS.

    All exhibits filed with or incorporated by reference in Registration Statement No. 333-16573 are incorporated by reference into, and shall be deemed part of, this Registration Statement, except the following which are filed herewith:

*23.1     Consent of KPMG Peat Marwick LLP
*23.2     Consent of KPMG Peat Marwick LLP
 23.3     Consent of Ernst & Young LLP
*23.4     Consent of Ernst & Young LLP
*23.5     Consent of Nelson & Company
*23.6     Consent of Nelson & Company
*23.7     Consent of KPMG Peat Marwick LLP
*23.8 Consent of Baer Marks & Upham LLP (included in Exhibit (5) of Registration No. 333-16573)
 24.1 Power of Attorney (included on the signature page of Registration No. 333-16573)
------------------
* Previously filed




                                         II-1

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                                      SIGNATURES

    Pursuant to the requirements of the Securities Act of 1933, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-2 and has duly caused this amendment to this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York, State of New York on the 27th day of January, 1997.


                             PREMIER PARKS INC.


                             By:      *
                                  ------------------------------
                                  Kieran E. Burke
                                  Chairman of the Board
                                  and Chief Executive Officer


    Pursuant to the requirements of the Securities Act of 1933, this amendment to this registration statement has been signed by the following persons in the capacities and on the dates indicated.

    Signature                       Title                       Date
    ---------                       -----                       ----


        *                    Chairman of the Board         January 27, 1997
------------------       and Chief Executive Officer
Kieran E. Burke         (principal executive officer)


        *                                                  January 27, 1997
------------------          Director, President
Gary Story              and Chief Operating Officer


        *                Chief Financial Officer and       January 27, 1997
------------------       Director
James F. Dannhauser     (principal financial officer)

                                         II-2

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        *                                                  January 27, 1997
------------------      Vice President
Richard R. Webb         (principal accounting officer)


        *
------------------      Director                           January 27, 1997
Paul A. Biddelman

        *
------------------      Director                           January 27, 1997
Michael E. Gellert

        *
------------------      Director                           January 27, 1997
Jack Tyrrell


By: /s/ James M. Coughlin
   ----------------------
James M. Coughlin
Attorney-in-Fact


                                         II-3


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                                    EXHIBIT INDEX


NUMBER                                                                     PAGE

*23.1          Consent of KPMG Peat Marwick LLP
*23.2          Consent of KPMG Peat Marwick LLP
 23.3          Consent of Ernst & Young LLP
*23.4          Consent of Ernst & Young LLP
*23.5          Consent of Nelson & Company
*23.6          Consent of Nelson & Company
*23.7          Consent of KPMG Peat Marwick LLP
*23.8          Consent of Baer Marks & Upham LLP (included in Exhibit (5) of
                 Registration No. 333-16573)
 24.1           Power of Attorney (included on the signature page of
                 Registration No. 333-16573)

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* Previously filed


                                         II-4